UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2008

LiveDeal, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-24217	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2490 E. Sunset Road, Suite 100, Las Vegas, NV	89120
(Address of Principal Executive Offices)	(Zip code)

(702) 939-0230
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

We originally filed this Form 8-K on May 13, 2008 to report information concerning errors and restatements pertaining to our 2006 and 2005 consolidated financial statements included in our Form 10-K filed for the fiscal year ended September 30, 2006 and our consolidated financial statements included in our Form 10-Q for the quarters ending December 31, 2006, March 31, 2007 and June 30, 2007.  We are filing this Form 8-K/A to clarify the date management concluded that previously issued financial statements could no longer be relied upon.  Management made the determination to restate these financial statements during the second quarter of fiscal 2007 and, in connection with a subsequent review of our filings by the United States Securities and Exchange Commission in 2008, management determined on May 12, 2008 that the financial statements identified above should not be relied upon.  The remainder of the disclosures in this Form 8-K/A are unchanged from the original Form 8-K filing on May 13, 2008.

As previously reported in our Form 10−K for the fiscal year ended September 30, 2007, during fiscal 2007, we reevaluated our consolidated financial statement presentation.  During this process, we identified certain errors in the presentation of our 2006 and 2005 consolidated financial statements.  These errors were corrected in our Form 10−K filed for the fiscal year ended September 30, 2007 and the fiscal 2006 and 2005 consolidated financial statements were labeled “as restated”.  In addition, the corrections were further described in Note 19 to the consolidated financial statements included in the September 30, 2007 Form 10−K.  Accordingly, the consolidated financial statements included in our Form 10−K for the fiscal year ended September 30, 2006 and in our Form 10−Q for the quarters ending December 31, 2006, March 31, 2007 and June 30, 2007 should not be relied upon.  We believe that investors may continue to rely upon the consolidated financial statements included in our Form 10−K for the fiscal year ended September 30, 2007, as this filing includes restated consolidated financial statements for the years ended September 30, 2006 and 2005.

The errors discussed above were identified as part of our enhancement of the Company’s internal control structure during 2007.  The enhancement included an evaluation of the Company’s financial statement classification and presentation policies and procedures.  Our Audit Committee has discussed the errors and restatements as well as the content of this filing with our independent auditors.

We subsequently determined that it was appropriate to clearly label the reclassifications as errors, expand certain disclosures related to the restatements and provide additional disclosures about other restatements we made to our fiscal 2006 and 2005 consolidated financial statements, as well as the quarterly data relating thereto and the quarterly data relating to the first quarter of fiscal 2007.  We are filing concurrently herewith a Form 10−K/A that reflects these amended disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEDEAL, INC.

Date: May 28, 2008	/s/ Gary L. Perschbacher
Gary L. Perschbacher
Chief Financial Officer